SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2004

LaBRANCHE & CO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15251	13-4064735
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Exchange Plaza, New York, New York, 10006		10006
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 425-1144

Not Applicable
(Former name or former address, if changed since last report)

Item 5.                                   Other Events and Required FD Disclosure.

In accordance with the disclosure requirements of Regulation G, LaBranche & Co Inc. (the “Company”) is providing a reconciliation of the non-GAAP financial measures included in the Company’s 2003 Annual Report to Stockholders (the “Annual Report”).  In its Annual Report, the Company disclosed “profits before non-operating charges and non-recurring items of $22.5 million, or $0.36 per share.”  The Company has reconciled these non-GAAP financial measures to its reported operating results for the year ended December 31, 2003.  A copy of this reconciliation is attached hereto as Exhibit 99.1.

Item 7.                                   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                  Financial Statements of Business Acquired.

None.

(b)                                 Pro Forma Financial Information.

None.

(c)                                  Exhibits

99.1                           Reconciliation of Non-GAAP Financial Measures.

All other Items of this report are inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABRANCHE & CO INC.

Date: April 27, 2004	By:	/s/ Harvey S. Traison
	Name:	Harvey S. Traison
	Title:	Senior Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Reconciliation of Non-GAAP Financial Measures.